                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            John. H. Harland Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          N/A

     (2)  Form, Schedule or Registration Statement No.:

          N/A

     (3)  Filing Party:

          N/A

     (4)  Date Filed:

          N/A

HARLAND

John H. Harland Company

Robert R. Woodson
Chairman of the Board


                                                                  March 14, 1996

Dear Shareholder:

You are cordially invited to attend the 1996 annual meeting of shareholders of John H. Harland Company to be held at the High Museum of Art, 1280 Peachtree Street, NE, Atlanta, Georgia on Friday, April 26, 1996 at 10:00 a.m.

The items of business are listed in the Notice of Annual Meeting and are more fully addressed in the Proxy Statement which follows. In addition, we will review the Company's results during the past year and discuss our strategic direction for the future.

Your vote is very important regardless of the number of shares you may hold. Please date, sign and return the proxy in the enclosed envelope to ensure that your shares are represented at the meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Harland.

Sincerely,


Robert R. Woodson





Box 105250               Atlanta, Georgia  30348            Phone (770) 981-9460

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 1996

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of John H. Harland Company will be held at the High Museum of Art, 1280 Peachtree Street, NE, Atlanta, Georgia on Friday, April 26, 1996 at 10:00 a.m. for the following purposes:

     (1) To elect five Directors;

     (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the year ending December 31, 1996;

     (3) To approve the Company's 1981 Incentive Stock Option Plan, including amendments (a) to increase the number of shares of Common Stock authorized under the Option Plan by 1,500,000 shares and (b) to provide that options granted to a key employee in any calendar year not exceed 350,000 shares, except for a one-time grant to the President and Chief Executive Officer not to exceed 1,000,000 shares provided that the option price for at least 666,666 shares exceeds fair market value on the date of grant;

     (4) To amend the Company's Employee Stock Purchase Plan to expand employee participation in the Purchase Plan as set forth in the accompanying Proxy Statement and to allow the Compensation and Stock Option Committee of the Board the flexibility to determine which subsidiaries will be eligible to participate in the Purchase Plan; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 1, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

     Your attention is directed to the Proxy Statement submitted with this Notice.

                                          VICTORIA P. WEYAND
                                          Vice President and Secretary

Atlanta, Georgia
March 14, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                        [JOHN H. HARLAND COMPANY LOGO]

                               2939 MILLER ROAD
                            DECATUR, GEORGIA 30035

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 26, 1996

     The enclosed form of proxy is solicited by the Board of Directors of John
H. Harland Company (the "Company") for use at the annual meeting on April 26, 1996 and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, they will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking it or (ii) a duly executed proxy bearing a later date. Furthermore, if a shareholder attends the meeting and elects to vote in person, any previously executed proxy is thereby revoked.

     Only shareholders of record as of the close of business on March 1, 1996 will be entitled to vote at the annual meeting. As of that date, the Company had outstanding 30,654,738 shares of Common Stock. Each share of Common Stock is entitled to one vote. No cumulative voting rights are authorized. It is anticipated that this Proxy Statement and the accompanying proxy will be first mailed to shareholders on or about March 14, 1996.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting. Such inspectors also will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     Pursuant to the Company's Bylaws and applicable state law, a quorum is present if a majority of the votes entitled to be cast are represented in person or by proxy at such meeting. The affirmative vote of a plurality of votes cast is required to elect directors.

                             ELECTION OF DIRECTORS

     Under the Bylaws, directors are divided into three classes with each class serving a three-year term and one class elected at each annual meeting. The terms of five of the present directors expire at the 1996 annual meeting. In order to maintain, as far as possible, an equal number of directors in each class, four directors are being nominated for reelection to the Board to serve three-year terms and one director is being nominated for reelection to the Board to serve a two-year term. The remaining directors presently on the Board will continue as members of the Board until their respective terms expire as indicated.

     The Board has no reason to believe that any of the nominees will be unavailable to serve as a director. However, if at the time of the annual meeting any nominee should be unable or decline to serve, the persons named in the proxy will vote for a substitute nominee, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than five directors.

                             ELECTION OF DIRECTORS

     The following list sets forth the one nominee for reelection to the Board to serve until the annual meeting in 1998 and four nominees for reelection to the Board to serve until the annual meeting in 1999, or until their successors are elected and qualified. The information set forth below has been furnished by the respective individuals.

             NOMINEE FOR ELECTION TO THE BOARD FOR A TWO-YEAR TERM

                                           POSITIONS WITH HARLAND           CURRENT       DIRECTOR OF
            NAME               AGE        AND PRINCIPAL OCCUPATION        TERM EXPIRES   HARLAND SINCE
-----------------------------  ---   -----------------------------------  ------------   --------------
ROBERT R. WOODSON              63    Chairman of the Board                    1996            1971
                                     Director, Allied Holdings, Inc. and
                                     Haverty Furniture Companies, Inc.
                       NOMINEES FOR ELECTION TO THE BOARD FOR A THREE-YEAR TERM
ROBERT J. AMMAN                57    President and Chief Executive            1996        October 1995
                                     Officer
JUANITA POWELL BARANCO         46    Executive Vice President, Baranco        1996            1993
                                     Automotive Group (automobile
                                     dealership)
                                     Director, First Union National Bank
                                     of Georgia and Complete Health
                                     Services, Inc.
JOHN J. MCMAHON JR.            53    Chairman of the Board, McWane, Inc.      1996            1988
                                     (pipe and valve manufacturing)
                                     Director, Protective Life
                                     Corporation and National Bank of
                                     Commerce
LARRY L. PRINCE                57    Chairman and Chief Executive             1996            1990
                                     Officer, Genuine Parts Company
                                     (distributor of automobile
                                     replacement parts)
                                     Director, Equifax Inc., Crawford &
                                     Company, SunTrust Banks of Georgia,
                                     Inc., Southern Mills and UAP Inc.
                                     (Canada)

          DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

                                           POSITIONS WITH HARLAND           CURRENT       DIRECTOR OF
            NAME               AGE        AND PRINCIPAL OCCUPATION        TERM EXPIRES   HARLAND SINCE
-----------------------------  ---   -----------------------------------  ------------   --------------
LAWRENCE L. GELLERSTEDT JR.    70    Retired President and Chief              1997            1987
                                     Executive Officer, Beers
                                     Construction Company (general
                                     contracting)
                                     Director, NationsBank Corporation,
                                     Atlanta Gas Light Company and
                                     Rock-Tenn Company
EDWARD J. HAWIE                58    Partner, King & Spalding                 1997            1991
                                     (legal counsel to the Company)
G. HAROLD NORTHROP             60    Vice Chairman and Chairman of the        1997            1984
                                     Executive Committee, Callaway
                                     Gardens (horticultural,
                                     environmental and recreational
                                     facility)
                                     Director, American Business
                                     Products, Inc. and SunTrust, West
                                     Georgia N.A.
H. G. PATTILLO                 69    Chairman of the Board, Pattillo          1998            1980
                                     Construction Company, Inc.
                                     (industrial development)
                                     Director, Protective Life
                                     Corporation, SunTrust Bank,
                                     Atlanta, SunTrust Banks of Georgia,
                                     Inc., SunTrust Banks, Inc. and
                                     Simpson Paper Company
JOHN H. WEITNAUER JR.          69    Retired Chairman and Chief               1998            1973
                                     Executive Officer, Richway Stores,
                                     a division of Federated Department
                                     Stores, Inc. (operator of discount
                                     department stores)
                                     Director, Payless Cashways, Inc.
ROBERT A. YELLOWLEES           57    Chairman, President and Chief            1997            1994
                                     Executive Officer, National Data
                                     Corporation (transaction processing
                                     systems and services for the
                                     healthcare and payment systems
                                     industry) Director, Spectrum
                                     Research
                                     Group, Inc.

     Each of the directors and nominees has been principally employed in their present capacity for at least five years, except for Mr. Amman, who joined the Company in October 1995. Previously, Mr. Amman served as Vice Chairman of First Financial Management Corporation, a diversified information and financial services company, from November 1994 through October 1995. Prior to such time he served as President and Chief Executive Officer of New Valley Corporation, a financial services company, and its Western Union Financial Services subsidiary, since 1988. A petition under Chapter 11 of the Federal Bankruptcy Code was entered against New Valley Corporation in March 1993, and it emerged from bankruptcy in January 1995.

BENEFICIAL OWNERSHIP

     The following table sets forth (in alphabetical order) the beneficial ownership of the Company's Common Stock by (i) the Company's directors and nominees, (ii) the Chief Executive Officer and each of the three other executive officers of the Company, (iii) all directors and executive officers as a group, and (iv) five percent shareholders of the Company, all as of February 1, 1996.

                                                                      SHARES OF COMMON STOCK
                                                                        BENEFICIALLY OWNED
                                                                 ---------------------------------
                             NAME                                NUMBER(1)        PERCENT OF CLASS
---------------------------------------------------------------  ----------       ----------------
Robert J. Amman................................................      10,000                *
Juanita Powell Baranco.........................................         455(2)             *
William M. Dollar..............................................      24,872(3)(4)          *
FMR Corp.......................................................   2,162,604(5)           7.1%
Lawrence L. Gellerstedt Jr.....................................       5,000(6)             *
Edward J. Hawie................................................       1,760(7)             *
INVESCO PLC....................................................   2,820,270(8)           9.2
John J. McMahon Jr.............................................       8,475(9)             *
G. Harold Northrop.............................................       2,000                *
H. G. Pattillo.................................................      40,122(10)            *
Larry L. Prince................................................       1,000                *
Earl W. Rogers Jr..............................................      21,582(3)             *
John H. Weitnauer Jr...........................................       9,713                *
Robert R. Woodson..............................................     548,418(11)          1.8
Robert A. Yellowlees...........................................         500                *
All executive officers and directors as a group (13 persons)...     673,896              2.2

---------------

  *  Represents less than 1%
 (1) Beneficial ownership is defined in Rule 13d-3 under the Securities Exchange Act of 1934 ("Exchange Act").
 (2) Such shares are held jointly by Mrs. Baranco with her husband.
 (3) Includes shares which may be acquired on or before April 1, 1996 pursuant to the exercise of stock options as follows: 10,000 shares by Mr. Dollar and 17,500 shares by Mr. Rogers.
 (4) Includes 2,072 shares Mr. Dollar holds jointly with his wife. Also includes 12,800 shares owned by the Company's Profit Sharing Plan and Trust, for which Mr. Dollar serves as a plan administrator, as to all of which shares Mr. Dollar may be deemed to share voting and investment power, and in all of which shares Mr. Dollar disclaims any beneficial interest.
 (5) According to a Schedule 13G dated February 14, 1996 as filed with the Securities and Exchange Commission, FMR Corp. holds the shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. The interest of any such person does not exceed 5% of the class of securities. FMR Corp. has sole power to dispose or to direct the disposition of the entire 2,162,604 shares and has no power to vote 1,919,328 shares, owned by Fidelity Management & Research Company (a wholly owned subsidiary of FMR Corp.). The remaining 243,276 shares are held directly by Fidelity Management Trust Company (a wholly owned subsidiary of FMR Corp.) of which FMR Corp. has sole power to vote 167,976 shares and no power to vote 75,300 shares. FMR Corp.'s address is 82 Devonshire Street, Boston, Massachusetts 02109.

 (6) Includes 1,000 shares held by Mr. Gellerstedt's wife, with respect to which he disclaims any beneficial interest.
 (7) Includes 110 shares held by Mr. Hawie's wife, with respect to which he disclaims any beneficial interest.
 (8) According to a Schedule 13G dated February 14, 1996 as filed with the Securities and Exchange Commission, INVESCO PLC ("INVESCO") holds the shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. The interest of any such person does not exceed 5% of the class of securities. INVESCO has shared voting and dispositive power with respect to all of such shares and has sole voting and dispositive power with respect to none of such shares. INVESCO's address is 11 Devonshire Square, London EC2M 4YR, England.
 (9) Includes 5,195 shares held by Mr. McMahon's wife, with respect to which he disclaims any beneficial interest.
(10) Includes 30,000 shares held by Mr. Pattillo's wife, with respect to which he disclaims any beneficial interest.
(11) Includes 28,800 shares owned by Mr. Woodson's wife and 12,800 shares owned by the Company's Profit Sharing Plan and Trust, for which Mr. Woodson serves as a plan administrator, as to all of which shares Mr. Woodson may be deemed to share voting and investment power, and in all of which shares Mr. Woodson disclaims any beneficial interest. Also includes 250,000 shares held in the J. William Robinson Irrevocable Trust with respect to which Mr. Woodson may be deemed to have investment power but with respect to which he disclaims any beneficial interest. Also includes 82,286 shares that Mr. Woodson has the right to acquire by exercising options available to him as of April 1, 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based solely upon a review of the Section 16 Reports furnished to the Company by Reporting Persons with respect to the period from January 1, 1995 through December 31, 1995, and certain representations of such Reporting Persons, all filing requirements under Section 16(a) applicable to Reporting Persons during such period have been met.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors is composed of Mr. Weitnauer (Chairman), Ms. Baranco and Mr. McMahon. Its principal functions are to recommend to the Board of Directors the persons or firm to be employed as independent auditors of the Company; to review with such auditors the scope of their engagement, their report of audit and the accompanying management letter, if any; and to consult with the independent auditors and management with regard to the Company's accounting methods and the adequacy of the Company's internal system of accounting control.

     The Compensation and Stock Option Committee is composed of Messrs. Gellerstedt (Chairman), Northrop and Prince. Its principal functions are to fix the compensation of the Chief Executive Officer, and to review and approve the recommendations of the Chief Executive Officer regarding the compensation of other officers of the Company, to approve the granting of stock options to officers and certain key employees and to make recommendations to the Board of Directors relating to other aspects of employee compensation.

     The Executive Committee is composed of Messrs. Woodson (Chairman), Amman, Gellerstedt, Hawie, Pattillo and Weitnauer. Its principal function is to act between meetings of the Board of Directors.

     The Long Range Planning Committee is composed of Messrs. McMahon (Chairman), Northrop, Pattillo and Yellowlees. Its principal function is to review and make recommendations to the Company on its long-term goals and objectives.

     The Board of Directors of the Company met seven times during the fiscal year ended December 31, 1995. During that time the Audit Committee held two meetings, the Compensation and Stock Option Committee held three meetings, the Executive Committee held eight meetings and the Long Range Planning Committee held three meetings. All of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and all committees on which they served during that period. The Company does not have a nominating committee.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table presents summary information with respect to compensation paid by the Company to the Chief Executive Officer and each of the three other executive officers of the Company for the fiscal years ended December 31, 1995, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                            COMPENSATION
                                                                            -------------
                                                     ANNUAL COMPENSATION     SECURITIES      ALL OTHER
                                                     --------------------    UNDERLYING     COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR   SALARY($)   BONUS($)   OPTIONS(#)(3)      ($)(4)
--------------------------------------------  ----   ---------   --------   -------------   ------------
Robert R. Woodson(1)........................  1995    404,920         --         20,000        79,015
  Chairman of the Board of Directors          1994    382,000    143,250         20,000        82,341
                                              1993    360,400    115,325         38,286        77,923
Robert J. Amman(1)(2).......................  1995     83,333         --      1,000,000            --
  President and Chief Executive Officer       1994         --         --             --            --
                                              1993         --         --             --            --
Earl W. Rogers, Jr..........................  1995    190,920     12,123          5,000        18,485
  Senior Vice President                       1994    181,810     63,179          8,000        23,521
                                              1993    134,387     35,931             --        20,379
William M. Dollar...........................  1995    129,800     11,228          3,000         6,972
  Vice President, Finance and Treasurer       1994    113,850     24,762          3,000         6,496
                                              1993    103,500     21,994             --        25,771

---------------

(1) Mr. Woodson also served as President and Chief Executive Officer until Mr. Amman's election in October 1995.
(2) Effective October 31, 1995, Mr. Amman was granted a stock option covering 1,000,000 shares of Common Stock, which is contingent upon shareholder approval of an amendment to the Company's 1981 Incentive Stock Option Plan increasing the number of shares available under such plan.
(3) The Company has not made any awards of Stock Appreciation Rights ("SARs").

(4) Amounts include contributions to the Company's profit sharing plan for 1995, 1994 and 1993, as follows: Mr. Woodson: $16,750, $23,000 and $30,000; Mr.
     Rogers: $16,191, $21,400 and $18,505; and Mr. Dollar: $4,805, $4,500 and
     $3,167. Includes amounts accrued pursuant to deferred compensation arrangements for 1995, 1994 and 1993, as follows: Mr. Woodson: $60,427, $55,781 and $46,610; Mr. Rogers: $2,013, $1,859 and $1,632; and Mr. Dollar:
     $1,979, $1,827 and $22,451. Includes life insurance and split dollar premiums paid on behalf of the individuals in 1995, 1994 and 1993, as follows: Mr. Woodson: $1,838, $1,560 and $1,313; Mr. Rogers: $281, $262 and
     $242; and Mr. Dollar: $188, $169 and $153. Mr. Amman received no such compensation.

OPTION GRANTS

     The following table provides details regarding stock options granted (no SARs were granted) to the named executive officers during 1995:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                                                                              VALUE
                                                INDIVIDUAL GRANTS(1)                    AT ASSUMED ANNUAL
                                  -------------------------------------------------           RATES
                                  NUMBER OF     % OF TOTAL                               OF STOCK PRICE
                                  SECURITIES     OPTIONS                                  APPRECIATION
                                  UNDERLYING    GRANTED TO    EXERCISE                 FOR OPTION TERM(2)
                                   OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   ---------------------
                NAME              GRANTED(#)   FISCAL YEAR     ($/SH)       DATE        5%($)      10%($)
    ----------------------------  ----------   ------------   --------   ----------   ---------   ---------
    Robert R. Woodson...........     20,000         1.8        19.375       1/20/00     107,059     236,573
    Robert J. Amman(3)..........    333,334        29.7        20.75       10/31/02   2,815,784   6,561,973
                                    333,333        29.7        25.00       10/31/02   1,399,110   5,145,288
                                    333,333        29.7        30.00       10/31/02           0   3,478,623
    Earl W. Rogers Jr. .........      5,000          .4        19.375       1/20/00      26,765      59,143
    William M. Dollar...........      3,000          .3        19.375       1/20/00      16,059      35,486

---------------

(1) Upon exercise of an option, the exercise price may be paid in cash, Common Stock or a combination of cash and Common Stock. Options (with the exception of Mr. Amman's option which is discussed in note 3) are fully exercisable one year from the date of grant and expire on the earlier of five years from the date of grant or three months after termination of employment for any reason.
(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions. The amounts reflected in this table may not necessarily be achieved.
(3) Mr. Amman's option was granted at three price levels and is exercisable at the rate of 20% per year beginning one year from the date of grant. The option expires on the earlier of seven years from date of grant or three months after termination of employment for any reason.

OPTION EXERCISES

     None of the named executive officers exercised any options during 1995. The following table shows the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1995. The table also illustrates the values of in-the-money options based on the positive spread between the exercise price of such options and the closing price of the Company's Common Stock as of December 31, 1995:

                         FISCAL YEAR END OPTION VALUES

                                                                      NUMBER OF
                                                                     SECURITIES       VALUE OF
                                                                     UNDERLYING      UNEXERCISED
                                                                     UNEXERCISED    IN-THE-MONEY
                                                                     OPTIONS AT      OPTIONS AT
                                                                      FY-END(#)       FY-END($)
                                                                    -------------   -------------
                                                                    EXERCISABLE/    EXERCISABLE/
                               NAME                                 UNEXERCISABLE   UNEXERCISABLE
------------------------------------------------------------------  -------------   -------------
Robert R. Woodson.................................................  62,286/20,000      0/30,000
Robert J. Amman...................................................    0/1,000,000      0/41,667
Earl W. Rogers Jr. ...............................................   12,500/5,000       0/7,500
William M. Dollar.................................................    7,000/3,000       0/4,500

DEFERRED COMPENSATION ARRANGEMENTS

     The Company has entered into deferred compensation arrangements with certain of its key employees, including the named executive officers (other than Mr. Amman), providing for monthly payments upon retirement, disability or other termination of employment and to the employee's spouse or surviving minor children in the event of death. These arrangements provide for monthly payments at retirement of a specified amount, subject to a reduction in the event of early retirement and in certain cases to a required minimum period of service prior to full vesting.

     The following table sets forth information with respect to the estimated annual benefit payable upon retirement at age 65 to the named executive officers under deferred compensation arrangements. Mr. Amman does not participate in such program.

                                                                       ESTIMATED ANNUAL
                                     NAME                             RETIREMENT BENEFIT
          ----------------------------------------------------------  ------------------
          Robert R. Woodson.........................................       $100,000
          Earl W. Rogers Jr. .......................................         12,000
          William M. Dollar.........................................         12,000

     The amounts shown are based upon various assumptions by the Company regarding future conditions and events, including continued employment with the Company until retirement, the absence of a change in control of the Company or any violations of the noncompetition arrangements described herein. The Company cannot accurately predict the future, and actual benefits therefore may differ materially from the amounts listed. Amounts payable to the named executive officers pursuant to deferred compensation arrangements are not based on any formula, but rather are determined by the Compensation and Stock Option Committee.

     Payment of benefits under the deferred compensation arrangements commences at normal retirement age and continues during the life of the officer, and during the life of the officer's spouse and the minority of any surviving minor children, subject to a fifteen-year maximum period governing the payment of death benefits.

Payment of benefits under these arrangements is conditioned upon the officer not engaging in certain activities in competition with the Company following termination of employment. However, the arrangements further provide that if the officer's employment is terminated by the Company after a change in control of the Company, or if he resigns within 180 days following any such occurrence, the agreement not to compete shall not apply, and in addition, he may elect to receive either (i) a lump sum distribution of benefits equal to the liability then accrued by the Company with respect to his agreement, or (ii) a series of payments based upon his salary on the date of such change of control (without reduction for early retirement). A change in control of the Company is deemed to have occurred under the arrangements at such time as beneficial ownership of more than 50% of the Common Stock of the Company is held by any one person or group of two or more persons formed for the purpose of acquiring, holding or disposing of the Company's Common Stock.

NONCOMPETE AND TERMINATION AGREEMENTS

     The Company has entered into noncompete and termination agreements with certain officers, including each of the named executive officers (other than Mr. Amman) under which each such officer has agreed that he will not compete with the Company or disclose confidential information during his employment or for a two-year period following termination of his employment. However, if the officer's employment is terminated by the Company (other than for cause) at any time after a change in control of the Company (as defined in such agreements) takes place, or if the officer resigns within one year after such a change in control, then the officer's agreement not to compete will not apply and the officer will be entitled to receive a lump sum payment from the Company equal to the lesser of three times such officer's average annual compensation for the five calendar year period preceding the date of termination or the maximum payment which the Company can make to such officer as a result of change in control of the Company under appropriate Federal tax provisions.

DIRECTOR FEES

     For the year ended December 31, 1995, each non-employee director was paid a fee of $16,000 and $750 per Board and committee meeting attended with the exception of the committee chairmen who received $1,000 per committee meeting attended. Employee directors received no compensation for Board services.

     The report of the Compensation and Stock Option Committee and the stock performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                         COMPENSATION AND STOCK OPTION
                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Stock Option Committee (the "Committee") of the Company's Board of Directors is responsible for overseeing the Company's executive compensation program. The Committee, which consists of outside, non-employee directors, has adopted a compensation program for executives designed to:

     - attract and retain highly qualified key executives;

     - provide competitive base salaries;

     - reward performance that supports achievement of business plan goals;

     - motivate executives to achieve strategic operating objectives; and

     - encourage Common Stock ownership to closely align the executives' interests with the shareholders' interests.

     The Company retains independent consulting firms from time to time to assist in assessing the competitiveness and reasonableness of the Company's executive compensation program. In 1992 the Company retained a consulting firm to develop a compensation survey and to make appropriate recommendations. The Committee continued to consider these recommendations in determining the 1995 compensation plan for the Company's executive officers, excluding Robert Amman, the Company's newly elected President and Chief Executive Officer. In addition, the Committee considered recommendations of the Company's Chairman and former Chief Executive Officer, the Company's performance, and other factors discussed below. The components of the Company's executive compensation program for 1995 were (i) cash compensation, consisting of base salaries and annual incentive bonuses based on the achievement of individual and Company performance goals, and (ii) long-term incentives, including stock options and profit sharing contributions.

     The Committee's policy with respect to compensation to be paid to the Company's executive officers is to implement such policy taking into account any potential limitation on the deductibility of compensation in excess of $1,000,000 per year imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended by the Omnibus Budget Reconciliation Act of 1993 (the "Code"), but does not require that all compensation qualify for exemption from such limitation.

CASH COMPENSATION

     The consulting firm in the 1992 study recommended that a larger portion of executive cash compensation be tied to Company performance than had been the case in prior years. The Company continued to follow this recommendation in 1995, and a significant portion of executive officer compensation depends on the achievement of individual and Company goals. In 1995 the Committee continued the bonus plan initiated in 1993.

     Base Salary. The Committee reviews each executive officer's base salary, including the Chief Executive Officer, on an annual basis. The Committee believes that the base salaries paid to the Company's executive officers are reasonable and competitive and enhance the Company's ability to retain talented executives.

     The Committee increased the two executive officers' base salaries (other than the Chief Executive Officer) in 1995 by 5% and 14% over the base salaries paid in 1994. In determining such increases, the Committee considered recommendations of the Chief Executive Officer, increases in the cost of living, additional responsibilities of one executive officer, the competitive market for base salaries, the executives' past and potential future contributions to the success of the Company, and the Company's overall performance in 1994. These factors were considered subjectively by the Committee in the aggregate, and none of the factors was accorded any specific weight.

     Annual Incentive Bonus. Under the supervision of the Committee, the Company maintains a bonus plan pursuant to which annual cash bonuses are payable to certain key officers and employees. Based on the results of the 1992 compensation survey, the Committee made changes to the bonus plan in 1993 which remained in effect through 1995. Since the Company's prior potential bonus for executive officers was significantly lower than the comparable market group, the Committee increased the bonus potential in 1993 in order to be more competitive.

     The consulting firm also noted that the Company's threshold for the award of bonuses in 1992 was higher than the market and that the Company's bonus program provided for no additional award if performance goals were exceeded. In order to bring the Company's program more in line with the market, the Committee lowered the threshold for the award of bonus amounts, while providing that no bonuses would be awarded (unless authorized by the Committee) if earnings per share were less than the prior year. The Committee also provided for additional awards if the targeted performance measures were exceeded. Again, these changes remained in effect through 1995.

     In 1995, bonuses for executive officers, other than the Chief Executive Officer, were payable on a sliding scale based on (i) individual performance and
(ii) Company performance. Individual performance was based on the attainment of specific contribution or expense goals for which the executive was directly responsible. The individual component equaled 25% to 50% of the total bonus potential, depending on the executive's primary responsibility. The executive directly responsible for an operating unit of the Company, compared to the executive responsible for an administrative/support department, had a higher percentage of his bonus tied to individual performance. The Company performance was based on earnings per share in relation to targeted earnings per share for the year. The Company component equaled 75% to 50% of the total bonus potential, again based on the executive's primary responsibility.

     Based on results for 1995, two executive officers received individual performance bonuses equal to an average of approximately 7% of base salaries. These executive officers received individual performance bonuses less than the potential bonus amounts because performance was below targeted individual goals. With respect to the Company performance component, earnings per share for 1995 were below 1994 and accordingly no bonus was paid on the Company component.

LONG-TERM INCENTIVES

     Stock Options. Under the Company's 1981 Incentive Stock Option Plan, the Committee may grant stock options to key employees. Based on the 1992 survey, the consulting firm advised the Company that option grants to the executive officers were substantially lower than the market. In addition, the consulting firm noted that the percentage of Common Stock owned by the executive officers as a group was lower than the market. Accordingly, the Committee increased the size of the option grants during the past three years.

     The Committee considered recommendations of the Chief Executive Officer, responsibility levels, compensation and the market price of the Company's Common Stock in determining the size of option grants in 1995. Based on the Committee's desire to increase stock ownership among executive officers, the number of options held by an executive officer and the exercise price thereof was considered in determining individual grants. These factors were considered subjectively in the aggregate, and none of the factors was accorded a specific weight.

     Profit Sharing Plan. The Company also maintained a profit sharing plan for the benefit of its executive officers (excluding Mr. Amman) and certain other employees of the Company through 1995. The Company's annual contribution to the profit sharing plan was based on the Company's profitability compared to the prior year. The contribution received by each individual was dependent upon that person's salary and length of service to the Company. The size of the Company's annual profit sharing contribution was decided by a committee of the Board of Directors, within certain limits, based on the profitability of the Company and, to a lesser extent, the earnings of the plan during the prior year. This plan was terminated in 1996 and merged with the Company's 401(k) plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Woodson served as Chairman, President and Chief Executive Officer until Mr. Amman's election as President and Chief Executive Officer in October, 1995.

  Robert R. Woodson

     Based on increases in the cost of living, the competitive market for base salaries, Mr. Woodson's past and potential future contributions to the success of the Company and the Company's overall performance, the Committee approved a 6% increase in Mr. Woodson's base salary for 1995. These factors were considered in the aggregate on a subjective basis, and no factors were given any specific weight. Mr. Woodson received no bonus in 1995 which was based solely on the Company's decrease in earnings per share.

     The 1992 survey indicated that option grants to Mr. Woodson were lower than the market. The Committee, therefore, increased the size of the option grants during the past three years compared to prior years. The Committee considered compensation and the market price of the Company's Common Stock in determining the size of the option grant to Mr. Woodson in 1995. The Committee also considered options currently held by Mr. Woodson and the exercise price thereof in making its determination. The factors considered by the Committee in determining the size of the option grant to Mr. Woodson were considered subjectively in the aggregate, and no factors were given any specific weight.

  Robert J. Amman

     Mr. Amman was recruited from outside the Company to become President and Chief Executive Officer in October 1995. The Committee considered both the compensation history of Mr. Amman and the recommendations of an independent compensation consulting firm retained as part of the executive search process in determining the initial compensation package required to recruit Mr. Amman to the Company. Based on the competitive market for base salaries, and Mr. Amman's anticipated contributions to the success of the Company, the Committee approved an annual base salary of $500,000. Mr. Amman received no cash bonus for 1995. His 1996 performance based incentive bonus is divided into two components. Upon meeting approved Company performance targets, Mr. Amman would be eligible for a potential cash bonus of up to 60% of his base salary. In addition, in view of the strategic analysis and organizational changes commonly required of a new Chief Executive Officer (which may not result in immediate financial improvements) the Committee approved an additional potential cash bonus based upon an evaluation of performance by the Board of Directors of up to 60% of his base salary.

     The stock option granted to Mr. Amman closely ties shareholder value creation to Chief Executive Officer compensation. In light of the narrow trading range of the Company's Common Stock throughout the past ten years and a strong commitment to increasing shareholder value, the Committee priced two-thirds of the option grant at significant premiums to market price (one-third at $25 and one-third at $30) and only one-third of the grant at market price ($20.75). Pursuant to the Company's Incentive Stock Option Plan, option grants may have a ten-year life; however, the Committee has established in the case of Mr. Amman a shorter seven year option life in order to encourage quicker performance results that would subsequently be reflected in the stock price.

     Mr. Amman's compensation package does not include an employment contract, noncompete and termination agreement or any deferred compensation arrangements.

     The Committee believes these executive compensation policies and programs effectively serve the interests of shareholders and the Company and are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success. As described above, a significant portion of the executive officers' compensation is at risk and tied to attaining corporate earnings targets and improving shareholder value.

                                          COMPENSATION AND STOCK
                                          OPTION COMMITTEE

                                          Lawrence L. Gellerstedt Jr., Chairman
                                          G. Harold Northrop
                                          Larry L. Prince

                       FIVE YEAR STOCK PERFORMANCE GRAPH

     The line graph below reflects the cumulative, five-year shareholder return on the investment of $100 (assuming the reinvestment of dividends) on December 31, 1990 in the Company's Common Stock compared to such return of the S&P 500 Index and the Dow Jones Industrial and Commercial Services -- General Services Index.


                                                      Dec-90         Dec-91        Dec-92      Dec-93      Dec-94       Dec-95
John H. Harland Company                               $100           $130          $147        $127        $123         $134
S&P 500                                               $100           $130          $140        $155        $157         $215
DJ Ind. & Comm. Services - General Services Index     $100           $125          $142        $149        $144         $184

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, subject to ratification by the shareholders at the annual meeting, as auditors of the Company for fiscal 1996. Deloitte & Touche LLP, or its predecessors, has audited the Company's financial statements since 1947. Should this firm be unable to perform the requested services for any reason or not be ratified by the shareholders, the Directors will appoint other independent auditors to serve for the remainder of the year. Representatives of Deloitte & Touche LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

       APPROVAL OF 1981 INCENTIVE STOCK OPTION PLAN, INCLUDING AMENDMENTS

     The Board of Directors has unanimously recommended that the shareholders approve the Company's 1981 Incentive Stock Option Plan (the "Plan"), including amendments (1) to increase the number of authorized shares of Common Stock available for grant under the Plan from 1,185,955 to 2,685,955 shares and (2) to provide that options granted to any key employee in any calendar year not exceed 350,000 shares, except for a one-time grant to the President and Chief Executive Officer not to exceed 1,000,000 shares provided that the option price for at least 666,666 shares exceeds fair market value on the date of grant. Of the 1,500,000 additional shares authorized by the proposed amendment to the Plan, 1,000,000 shares are covered by the option issued to Robert J. Amman, as discussed below, which was granted subject to the approval of such amendment. As of December 31, 1995, an aggregate of 346,077 shares were covered by outstanding options (excluding Mr. Amman's option), leaving a total of 839,878 shares available for subsequent grants under the Plan. Accordingly, and giving effect to the proposed amendment, an aggregate of 1,339,878 shares of Common Stock will remain available for grant as of such date, which the Board of Directors believes to be sufficient to meet the Company's needs for the foreseeable future. However, if circumstances warrant, the Company may request shareholder approval to further increase the authorized shares available for grant under the Plan.

     The Board of Directors has determined that the proposed amendments to the Plan are in the best interests of the Company and its shareholders. The increase in authorized shares would provide additional shares for grants to key employees of the Company. The Board believes that stock options are an important incentive to attract and retain key employees and enhance the link between shareholder value creation and executive compensation. The availability of shares for future grants under the Plan is important to the Company's business prospects and operations. In addition, the stock option grant to Mr. Amman was deemed necessary in order to recruit him to the Company as President and Chief Executive Officer, and the Board believes such option will provide a significant incentive for him to increase the profitability of the Company and, in turn, create shareholder value. This is underscored by the fact that two-thirds of the option, or 666,666 shares, was granted at premiums significantly above the market price of the Company's Common Stock on the date of grant.

     The 350,000 share limit on the maximum number of shares that may be granted to a key employee in any calendar year is intended to bring the Plan into compliance with an exception to the limitation on the deductibility of an executive officer's compensation under Section 162(m) of the Code.

     The Plan (as in effect prior to the proposed amendments) was approved by shareholders at the 1993 annual meeting; however, regulations under Section 162(m) of the Code require approval of the amended Plan in order that compensation attributable to options granted under the amended Plan will continue to be exempt from the limitations of Section 162(m) of the Code.

     The Plan as amended will be adopted upon receiving the affirmative vote of holders of a majority of the shares voting at the annual meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption of the proposed amendments.

     The following discussion summarizes the material terms of the Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the amended Plan, a copy of which is attached as Exhibit A.

ADMINISTRATION

     The Plan is administered by the Committee. No member of the Board of Directors who is eligible to participate in the Plan may serve as a member of the Committee.

PARTICIPATION

     Any employee of the Company or any subsidiary of which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock may participate in the Plan provided the Committee, acting in its absolute discretion, determines such employee to be key to the success of the Company or such subsidiary. A key employee can be a member of the Board of Directors, but no member of the Board will be a key employee under the Plan solely because of his membership on the Board. Approximately 105 employees are presently eligible to participate in the Plan.

     The Committee may grant options under the Plan to such key employees as the Committee may determine; provided, however, that the aggregate fair market value of Common Stock subject to all incentive stock options ("ISOs"), within the meaning of Section 422 of the Code, granted to a key employee which first become exercisable in any calendar year shall not exceed $100,000. The Committee has the right to grant new options in exchange for the cancellation of options or under any other circumstances which the Committee deems appropriate. The written agreement under which an option is granted (the "Option Agreement") shall incorporate the terms and conditions which the Committee deems consistent with the terms of the Plan and, if the Committee intends such option to be an ISO, which are not inconsistent with Section 422 of the Code.

     If the amended Plan is approved, options granted to a key employee in any calendar year will not exceed 350,000 shares, except for the one-time grant to the President and Chief Executive Officer, which is limited to 1,000,000 shares and requires that the option price for at least two-thirds of the option be in excess of fair market value on the grant date.

OPTION PRICE

     The price of options granted under the Plan will be determined by the Committee, but will be no less than the fair market value of the Common Stock on the date of grant; provided, however, if the Committee grants an option to a key employee in exchange for the cancellation of an option (whether or not granted under the Plan) to purchase the same number of shares of Common Stock, the option price will be equal to the option price for the cancelled option. Options granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all stock of the Company or any subsidiary (a "10% shareholder") will be at no less than 110% of the fair market value on the grant date. The Option Agreement may, at the discretion of the Committee, provide for payment of the exercise price in cash, Common Stock, or a combination thereof.

OPTION PERIOD

     Options are exercisable as set forth in each Option Agreement, and will expire no later than the earlier of (1) ten years after the grant date (five years if held by a 10% shareholder and the Committee intends that such option be an ISO) or (2) three months after termination of employment for any reason (twelve months in the event of death or disability), or such longer period as the Committee in its discretion deems appropriate.

NON-TRANSFERABILITY

     Options are not transferable other than by will or by the laws of descent and distribution, and will be exercisable during a key employee's lifetime only by the key employee.

ADJUSTMENT OF SHARES

     The Plan provides for adjustments by the Committee in an equitable manner of the number of shares of Common Stock available for the grant of options, the number of shares covered by options and the option price to reflect any changes in the capitalization of the Company and in the event of certain transactions which provide for the substitution or assumption of such options.

SALE OR MERGER OF THE COMPANY

     If the Company agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of all outstanding options, each Option Agreement, at the direction and discretion of the Board of Directors, may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of the option are waived before the Option Agreement is cancelled such that the key employee has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee shares of Common Stock, the number of which shall be determined by the Company by dividing the excess of (a) the aggregate fair market value of the number of shares which remain subject to the exercise of such option as of any date over the total option price for such shares by (b) the fair market value of a share on such date, which number shall be rounded down to the nearest whole number, or (3) the Company transfers to a key employee the same consideration which the key employee otherwise would receive as a shareholder of the Company in connection with such sale or other corporate transaction if he held the number of shares of Common Stock which would have been transferable to him under (2) above if such number had been determined immediately before such sale or other corporate transaction.

     Under the Option Agreement issued to Mr. Amman, in the event of a change in control of the Company (as defined in the deferred compensation arrangements previously discussed herein), his option shall be fully vested at such time.

TERM OF THE PLAN

     The Plan terminates on November 17, 2002 or, if earlier, on the date on which all of the Common Stock reserved under the Plan has been issued, and no option will be granted under the Plan after such date.

AMENDMENT OF THE PLAN

     The Plan may be amended by the Board of Directors from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, the provisions of sec. 422 of the Code; provided, however, no amendment will be made without approval of the shareholders of the Company (1) to increase the number of shares available under the Plan for granting options, (2) to extend the maximum life of the Plan or the maximum life of an option, (3) to decrease the minimum option price under the Plan, (4) to change the class of employees eligible for options under the Plan or to otherwise "materially" modify (within the meaning of Rule 16b-3 of the Exchange Act) the requirements as to eligibility for participation in the Plan or (5) to otherwise "materially" increase the benefits accruing under the Plan. The Board also may suspend the granting of options and/or may terminate the Plan at any time; however, the Board may not modify, amend or cancel any options theretofore granted except under certain circumstances.

FEDERAL INCOME TAX CONSEQUENCES

     A brief description of the federal income tax consequences of the Plan is set forth below. This description is only a general summary based on current federal income tax laws, regulations (including certain proposed regulations) and judicial and administrative interpretations thereof and the related federal securities laws, rules and regulations, all of which are frequently amended, and which may be retroactively applied to transactions described herein. Furthermore, key employees participating in the Plan may be subject to taxes other than federal income taxes, such as federal employment taxes, state and local taxes and estate or inheritance taxes, and individual circumstances may vary these results.

     As identified by the Committee, each option granted under the Plan is either an ISO or a non-qualified stock option ("NQO"). A key employee is not subject to any federal income tax upon the grant of an option pursuant to the Plan nor will the grant of an option result in an income tax deduction for the Company.

     Upon the exercise of an ISO, the key employee normally will not recognize any income for federal income tax purposes and the Company normally will not be entitled to any federal income tax deduction. However, the excess of the fair market value of the shares at the date of exercise of an ISO over the option price of such shares (the "Spread") generally will constitute an item of alternative minimum tax adjustment to the key employee for the year in which the option is exercised, and such employee's federal income tax liability may be increased as a result of such exercise under the alternative minimum tax rules of the Code. The portion of a key employee's minimum tax liability, if any, attributable to the Spread may give rise to a credit against such employee's regular tax liability in later years.

     If the Common Stock transferred pursuant to the exercise of an ISO is disposed of within two years from the grant date or within one year from the date of exercise (the "holding periods"), the key employee generally will recognize ordinary income equal to the lesser of (1) the gain recognized (i.e., the excess of the amount realized on the disposition over the option price) or
(2) the Spread. If the key employee is subject to Section 16(b) of the Exchange Act, however, special rules (as discussed below with respect to the exercise of a NQO) may apply for purposes of determining the amount of ordinary income recognized on the disposition. The balance, if any, of the key employee's gain over the amount treated as ordinary income on a disposition generally will be long-term or short-term capital gain depending upon the holding period. The Company normally will be entitled to a federal income tax deduction equal to any ordinary income recognized by the key employee.

     If the holding periods are met, the disposition of shares of Common Stock acquired by the exercise of an ISO generally will result in long-term capital gain or loss treatment with respect to the difference between the amount realized on the disposition and the option price. The Company will not be entitled to any federal income tax deduction as a result of a disposition of such shares after the holding periods.

     Upon the exercise of an NQO, the key employee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares over the option price. Such fair market value generally will be determined on the date of exercise. However, if the key employee is subject to
Section 16(b) of the Exchange Act, the date on which the fair market value of the shares will be determined is delayed for up to six months if the key employee cannot sell the Common Stock without being subject to liability under such Section. If, however, the key employee timely elects under sec. 83(b) of the Code, such fair market value will be determined on the date of exercise without regard to the effect of Section 16(b). Income will be recognized in the year such fair market value is determined, and the Company generally will be entitled to a corresponding federal income tax deduction, provided the Company satisfies applicable federal income tax reporting requirements. The sale or other taxable disposition of shares of Common Stock acquired through the exercise of an NQO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares of Common Stock when the NQO was exercised.

     Special rules will apply to a key employee who exercises an option by paying the option price, in whole or in part, by the transfer to the Company of shares of Common Stock.

                   AMENDMENTS TO EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously recommended that the shareholders approve amendments to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to expand employee participation in the Purchase Plan by (1) allowing eligible employees to participate as of the first business day of the calendar quarter following employment, rather than after a one year waiting period, (2) increasing the maximum percentage of compensation that may be applied to purchase Common Stock under the Purchase Plan from 10% to 20%, (3) eliminating the $5,000 annual cap on the dollar amount used to purchase shares and the 1,800 share cap on each option, which would permit employees to purchase the maximum amount permitted under the Code (subject to the 20% of pay limitation), and (4) applying all amounts deducted under the Purchase Plan to purchase stock under the Purchase Plan, rather than allowing employees to withdraw their payroll deductions prior to such purchase. Also, the Board of Directors has unanimously recommended that shareholders approve an amendment designed to give the Committee the flexibility to determine which subsidiaries of the Company will be eligible to participate in the Purchase Plan. The proposed amendments to the Purchase Plan are reflected in the amended Purchase Plan, a copy of which is attached as Exhibit B.

     The Board of Directors has determined that the proposed amendments to the Purchase Plan are in the best interests of the Company and its shareholders. The amendments would expand employee participation in the Purchase Plan by eliminating the waiting period and increasing the amount of stock that may be purchased each quarter. The Company's Board of Directors believes that expanding employee participation is an effective method to attract and retain employees and that employee stock ownership through the Purchase Plan is important to align the employees' interests with those of the shareholders. Also, in light of the Company's international expansion, it is imperative that the Committee have the flexibility to determine subsidiary eligibility in order to ensure compliance with all international laws.

     The proposed amendments will be adopted upon receiving the affirmative vote of holders of a majority of the shares voting at the annual meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" adoption of the proposed amendments to the Purchase Plan.

     The following discussion summarizes the material terms of the Purchase Plan prior to the amendments proposed above. This discussion does not purport to be complete and is qualified in its entirety by reference to the Purchase Plan.

GENERAL INFORMATION

     The Purchase Plan was approved by the Company's shareholders in 1979. The Purchase Plan has been amended from time to time since it was adopted, and authorizes the sale of not more than 4,350,000 shares of Common Stock of the Company to eligible employees. Since its inception through December 31, 1995, a total of 3,337,910 shares have been purchased and a total of 1,012,090 shares were available for sale under the Purchase Plan as of such date. The shares sold to employees pursuant to the Purchase Plan may be either authorized but unissued shares or shares purchased by the Company in the open market. Proceeds from the sale of Common Stock pursuant to the Purchase Plan will constitute general funds of the Company.

     Based upon an analysis of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") and its legislative history and in the absence of clarifying regulations relating to employee stock purchase plans, the Purchase Plan, in the opinion of management, is not subject to any provisions of ERISA. In addition, the Purchase Plan is not qualified under Section 401(a) of the Code.

PARTICIPATION

     Employees become eligible to participate in the Purchase Plan after they have completed one year of employment. The Company conducts a continuous series of offerings of Common Stock to regular full-time employees of the Company and its subsidiaries. Each offering commences on the first business day of a calendar quarter and terminates on the last business day thereof (an "Offering Period"). For purposes of the Purchase Plan, a regular full-time employee is an employee, as defined by the Code, whose customary employment is for more than 20 hours per week or for more than five months in any calendar year. Directors (other than Directors who are eligible employees) are not eligible to participate in the Purchase Plan, but all officers who are eligible employees, whether or not Directors, may participate. The proposed amendments would eliminate the one-year service requirement and would allow the Committee to designate eligible subsidiaries.

     An eligible employee may become a participant in the Purchase Plan by completing and filing with the Committee a written authorization for payroll deductions. Every participant will continue to be a participant under the Purchase Plan until such time as he becomes ineligible for participation or elects to terminate his participation. (See "Withdrawals and Assignments" below.)

PAYROLL DEDUCTIONS AND PURCHASE OF STOCK

     General. As more fully described below, each participant in the Purchase Plan may elect to have from 3% to 10% (in whole percentage points) of his pay withheld to purchase Common Stock during each Offering Period. However, a participant may not purchase more than $5,000 of stock through the Purchase Plan in any calendar year. The proposed amendments would change the maximum percentage from 10% to 20% and eliminate the maximum annual dollar amount of $5,000.

     The price for shares purchased under the Purchase Plan (referred to herein as the "option price") is 85% of the fair market value of the Common Stock on either the first day or the last day of the Offering Period, whichever is lower. The fair market value of the Common Stock will be the mean between the high and low selling prices on the New York Stock Exchange on the date of determination.

     The money withheld from each participant's pay is used following the end of each Offering Period to exercise an "option" granted to the participant under the Purchase Plan to purchase the lesser of 1,800 shares of Common Stock or the number of full and partial shares of Common Stock determined by dividing $6,250 by the fair market value of the Common Stock on the first day of the Offering Period. This "option" is the mechanism used in the Purchase Plan to determine the maximum number of shares that a participant may purchase with his payroll deductions. The option does not provide employees any rights to purchase more shares of Common Stock than can be purchased with the money withheld from pay during the Offering Period. The proposed amendment would eliminate the 1,800 share limit.

     Payroll Deductions. Each participant in the Purchase Plan must, at the time he files his authorization for payroll deductions, elect to have deductions made from his pay on each payday during the time he is a participant at the annual rate of not less than 3% nor more than 10% (in whole percentage points) of his annualized cash compensation, which is defined to mean the participant's total annualized cash compensation from the Company or any subsidiary including overtime, bonuses, commissions and other cash incentives and any pre-tax deferrals under all employee benefit plans. The amendment, if approved, would raise the maximum percentage of payroll deductions to 20%.

     The Company will withhold on each payday the percentage specified in the authorization. An employee may not elect to participate in an Offering Period once it has commenced and may not vary the amount of the deduction from his pay during an Offering Period except that the Company will cease making deductions upon receipt of a written notice of election to withdraw from the Purchase Plan. (See "Withdrawals and Assignments" below.) On the other hand, a participant may change the percentage to be deducted for any Offering Period by giving notice prior to the commencement of such Offering Period. Once an employee files a payroll deduction authorization, the Company will continue deductions from his pay during each subsequent Offering Period until it has received notice to the contrary or until the participant becomes ineligible to participate.

     Purchase of Stock. Unless a participant gives written notice prior to the end of the Offering Period that he is withdrawing from the Purchase Plan, his option will be exercised automatically on the last day of such Offering Period for the maximum number of full and partial shares subject to his option which the accumulated payroll deductions in his account at that time will purchase at the option price for that Offering Period.

     No contributions are made to the Purchase Plan by the Company, and no person may contribute to the Purchase Plan other than by payroll deductions in the manner described above. When $5,000 of the amount credited to a participant's account has been used to purchase stock during any calendar year, any excess will be returned to such participant (without interest), payroll deductions will cease, and he will not receive any further options to purchase Common Stock during that calendar year. The $5,000 limit will be eliminated if the proposed amendments are approved.

     Additional Information. As noted above, in order to determine the maximum number of shares of Common Stock that a participant may purchase with his payroll deductions, at the beginning of each Offering Period each participant will be granted an option to purchase the lesser of 1,800 shares or the number of full and partial shares determined by dividing $6,250 by the fair market value of a share on the first day of the

Offering Period. However, if the number of shares available for purchase under the Purchase Plan is insufficient to grant to each participant an option to purchase the full number of shares to which he would otherwise be entitled, but the Committee nonetheless determines to continue the operation of the Purchase Plan for that Offering Period, then each participant shall be granted an option to purchase that number of available shares which is equal to the total number of available shares multiplied by a fraction, the numerator of which is such participant's annualized cash compensation and the denominator of which is the total annualized cash compensation of all participants. The 1,800 share limit will be eliminated if the proposed amendments are approved.

     No employee may be granted an option under the Purchase Plan (1) if the exercise of that option would result in such employee owning actually or by attribution more than 5% of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary, or (2) which would permit his right to purchase stock under all employee stock purchase plans of the Company and its subsidiaries then in effect to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year.

WITHDRAWALS AND ASSIGNMENTS

     A participant may voluntarily withdraw from the Purchase Plan at any time by giving written notice to such effect. As promptly as practicable after the end of the Offering Period in which such withdrawal takes place, such participant will be paid the amount of the payroll deductions credited to his account during such Offering Period in cash without interest. Any participant who withdraws from the Purchase Plan during an Offering Period may not participate again until the second succeeding Offering Period, and must file a new authorization for payroll deductions before the commencement of such Offering Period.

     Under the proposed amendments, if a participant ceases payroll deductions at any time, the amount already deducted during the Offering Period will automatically be used to purchase full and partial shares of Common Stock, and the participant will no longer be able to receive a cash payment equal to the accumulated payroll deductions. In addition, any participant who ceases payroll deductions during any Offering Period may recommence participation in any succeeding Offering Period, rather than waiting for the second succeeding Offering Period.

     Any participant whose employment with the Company and all subsidiaries is terminated for any reason, including retirement or death, will immediately cease to be a participant. Any option which he may have been granted under the Purchase Plan will expire and cannot be exercised, and the payroll deductions credited to his account will be returned to him, or to his beneficiary in the case of death, without interest within 30 days after termination.

     Neither the payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant, and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

     The payroll deductions held by the Company under the Purchase Plan need not be segregated from the Company's general funds and may be used by the Company for any corporate purpose.

ADMINISTRATION OF THE PURCHASE PLAN

     The Purchase Plan is administered by the Committee. No member of the Board of Directors who is eligible to participate in the Purchase Plan may serve as a member of the Committee. The Committee is responsible for resolving such questions as may arise regarding the proper interpretation of the terms of the Purchase Plan. All administrative expenses are paid by the Company. The Committee may delegate record keeping and other administrative duties to officers of the Company or to a third party administrator.

AMENDMENT AND TERMINATION

     The Board of Directors reserves the right at any time to abandon or withdraw the Purchase Plan entirely, to withhold the granting of options to purchase shares, to change the terms on which options may be granted or to otherwise amend the Purchase Plan, provided such action does not adversely affect rights previously granted to participants unless required by law. In addition, shareholder approval must be obtained to increase the authorized number of shares of Common Stock under the Purchase Plan, to change the eligibility requirements for participation, to permit payroll deductions at a rate in excess of 10% of a participant's annualized cash compensation or if shareholder approval is required under Georgia law or Rule 16b-3 of the Exchange Act. If the proposed amendments are approved, the 10% limitation will be increased to 20%. The Purchase Plan will terminate when the shares of Common Stock available under the Purchase Plan have been so substantially exhausted as to make an offering to all eligible employees impracticable, unless earlier terminated by the Board of Directors as described above.

     The number of shares of Common Stock reserved for issuance under the Purchase Plan, and the number of shares covered by each outstanding option and the exercise price thereof, will be adjusted for any change in the number of outstanding shares resulting from a subdivision or consolidation of shares, the payment of a stock dividend or other change in the number of outstanding shares effected without receipt of consideration by the Company.

FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to satisfy the requirements of Section 423 of the Code as an "employee stock purchase plan." The following is a very general summary of the federal income tax consequences (1) to an employee resulting from participation in the Purchase Plan and (2) to the Company resulting from maintaining the Purchase Plan, assuming that the Purchase Plan satisfies the requirements of Section 423 of the Code, and is based on current federal income tax laws, regulations (including certain proposed regulations), and judicial and administrative interpretations thereof. The federal income tax laws and regulations are frequently amended, and may be retroactively applied to transactions described herein. Furthermore, employees participating in the Purchase Plan may be subject to taxes other than federal income taxes, such as federal employment taxes, state and local income taxes and estate or inheritance taxes, and individual circumstances may vary these results.

     Generally, amounts deducted from pay to purchase shares under the Purchase Plan are included in a participating employee's taxable income for the calendar year in which those amounts are deducted. The purchase of shares under the Purchase Plan at a discount from the market price does not result in any taxable income to the employee at that time. However, the employee will determine his taxable income for the calendar year in which the employee sells or otherwise disposes of such shares in accordance with the rules discussed in the next paragraph.

     If the employee holds a share for at least two years from the first day of the Offering Period in which the employee purchased the share (the "grant date"), or if the employee dies (at any time) while owning the share, the employee generally will be required to report as ordinary income in the year he disposes of the share (by sale or otherwise) or dies the lesser of (1) the excess of the share's fair market value at the time of such disposition or death over the option price or (2) the excess of the share's fair market value on the grant date over the option price, which for such purpose will be deemed to be equal to 85% of the fair market value of the share on the grant date. If the employee disposes of the share within two years of the grant date, the employee generally will be required to report as ordinary income in the year of disposition an amount equal to the excess of the fair market value of the share on the date it was purchased over the option price. In either case, the employee's tax basis in the share will be increased (over the amount the employee paid for the share) by the amount of ordinary income reportable by the employee. Moreover, in addition to the ordinary income so reportable, if the employee disposes of the share in a taxable sale or exchange, the difference between the amount realized on such sale or exchange and the employee's tax basis (adjusted as described above) will be treated as long-term or short-term capital gain or loss, depending upon whether the employee held the share for more than one year after the date of purchase. Under current law, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals is subject to a maximum marginal tax rate of 28%, while ordinary income may be subject to tax at higher rates.

     The Company is not entitled to a federal income tax deduction unless the employee disposes of the share within two years of the grant date. The amount of the Company's deduction, if any, is equal to the amount of the employee's ordinary income on such disposition and the deduction must be taken in the Company's taxable year in which the disposition occurs.

                         ANNUAL REPORT TO SHAREHOLDERS

     The annual report of the Company for the year ended December 31, 1995, including audited financial statements, accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any shareholder, a copy of the Company's Annual Report on Form 10-K including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by shareholders, and may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Form 10-K should be mailed to:

         JOHN H. HARLAND COMPANY
         P.O. Box 105250
         Atlanta, Georgia 30348

         Attention: Victoria P. Weyand
                 Vice President and Secretary

                             SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received no later than November 14, 1996 in order to be considered for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxy will vote such proxy in accordance with their judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's stock. In addition, the Company has retained Georgeson & Co., Inc. to assist in the solicitation of proxies with respect to shares of the Company's Common Stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by facsimile or by personal calls. The anticipated cost of the services of Georgeson & Co., Inc. is $5,500.

                                          Victoria P. Weyand
                                          Vice President and Secretary

March 14, 1996

                                                                       EXHIBIT A

                            JOHN H. HARLAND COMPANY
                 1981 INCENTIVE STOCK OPTION PLAN, AS EXTENDED
                      (AS AMENDED THROUGH APRIL 26, 1996)

1. BACKGROUND

     The John H. Harland Company 1981 Incentive Stock Option Plan was adopted effective as of September 21, 1981 and expired by its terms on September 20, 1991. There were 435,955 shares of $1.00 par value Common Stock ("Stock") of the John H. Harland Company ("Company") available for options under such plan at that time. The John H. Harland Company 1981 Incentive Stock Option Plan, as Extended, ("Plan") was a reactivation of the 1981 Incentive Stock Option Plan and extended the life of such plan effective as of November 18, 1992. This amendment and restatement of the Plan incorporates all amendments made through April 26, 1996.

2. PURPOSE

     The purpose of this Plan is to promote the interests of the Company and its subsidiaries by encouraging its key employees to continue their association with the Company and by providing such employees with the additional incentive for industry and efficiency inherent in an opportunity to participate in the ownership of the Company and in its future growth.

3. OPTION SHARES

     The shares of the Company's Stock which may be subject to stock options granted pursuant to this Plan shall be an aggregate number of 2,685,955 shares of authorized but unissued Stock. In the event that a stock option granted pursuant to this Plan to purchase any of such shares of Stock shall expire or be exchanged for a new option for any reason before being exercised in full, the shares of Stock reserved for the unexercised portion of such option again shall become available for stock options granted pursuant to this Plan.

4. EFFECTIVE DATE OF PLAN

     The effective date of this Plan shall be October 27, 1995, the date as of which the Company's Board of Directors approved the most recent amendments to this Plan, provided the shareholders of the Company (acting at a duly called meeting of such shareholders) also approve this Plan on or before October 27, 1996. All options granted before such shareholder approval shall be granted subject to such approval.

5. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a Stock Option Committee ("Committee") of not less than three (3) members appointed by the Board of Directors of the Company from among its members. No member of such Board of Directors shall be appointed or serve as a member of the Committee, and any such appointment or service immediately and automatically shall terminate, in the event that (1) such person is, or becomes, a key employee (as described in sec. 6 of this Plan), (2) such person is, or becomes, eligible for the allocation of stock or the grant of any option or stock appreciation right under any other plan of the Company or any of its affiliates (as such term is defined in the General Rules and Regulations under the Securities Exchange Act of

1934, as amended) or (3) such person was described in clause (1) or clause (2) of this sec. 5 within the immediately preceding year.

6. ELIGIBILITY

     Only key employees of the Company and of each of its subsidiaries (as defined in sec. 424(f) of the Internal Revenue Code of 1986, as amended ("Code")) and as hereinafter referred to as "subsidiaries") shall be eligible for the grant of an incentive stock option pursuant to this Plan. A key employee can be a member of the Board of Directors of the Company, but no member of the Board of Directors of the Company shall be a key employee under this Plan solely by reason of his membership on such Board of Directors.

7. GRANT OF OPTIONS

     Stock options shall be granted by the Company acting through the Committee to key employees pursuant to the terms of this Plan from time to time to purchase shares of Stock; provided, however, if the Committee intends that such option qualify as an incentive stock option under sec. 422 of the Code, the aggregate fair market value (as determined as of the date an incentive stock option is granted) of the Stock covered by such option and the stock covered by any other incentive stock options granted to such key employee (pursuant to any other plans of the Company or its subsidiaries) which first become exercisable in any calendar year shall not exceed $100,000. Such fair market value figure shall be determined by the Committee on the date such incentive stock option is granted, and the Committee shall interpret and administer the limitation set forth in this paragraph in accordance with sec. 422(d) of the Code. A stock option may be granted by a key employee in exchange for the cancellation of any option to purchase Stock or under any other circumstances under which the Committee deems appropriate. The aggregate number of shares of Stock subject to options granted to a key employee in any calendar year shall not exceed 350,000 shares of Stock. Notwithstanding the foregoing, however, the Committee may make a one-time grant of an option to the President and Chief Executive Officer of the Company to purchase up to 1,000,000 shares of Stock; provided that the option price (as described in sec. 8) for at least 666,666 of the shares subject to such option exceeds the fair market value of the Stock on the date of the grant of the option.

     Each grant of a stock option pursuant to this Plan shall be evidenced by a written stock option agreement ("option agreement"), signed by a member of the Committee or by a duly authorized officer of the Company, and each option agreement shall incorporate such terms and conditions as the Committee acting in its discretion deems consistent with the terms of this Plan and, if the Committee intends such option to qualify as an incentive stock option, which are not inconsistent with the provisions of sec. 422 of the Code. The Committee (with the written consent of a key employee) also shall have the power to amend an option agreement to the extent that the Committee acting in its discretion deems consistent with the terms of this Plan. The stock option agreement for an option which the Committee intends to qualify as an incentive stock option shall state that such option is an incentive stock option.

8. OPTION PRICE

     The price for each share of Stock subject to purchase under a stock option granted pursuant to this Plan ("option price") shall be determined by the Committee but in no event shall be less than the fair market value of the Stock on the date of the grant of the option; provided, however, (1) if a key employee owns (after taking into account the attribution rules in sec. 424(d) of the Code) stock of the Company or its subsidiaries which possesses more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary, the option price for a stock option granted to such key employee which the

Committee intends to qualify as an incentive stock option shall in no event be less than one hundred ten percent of the fair market value of the Stock on the date the option is granted to such key employee and (2) if the Committee grants an option to a key employee under this Plan for a number of shares of Stock in exchange for the cancellation of any option (whether or not granted under this Plan) to purchase the same number of shares of Stock, the option price under such option for such shares shall be the same as the option price for such shares under the option which is cancelled. An option agreement at the discretion of the Committee can provide for the payment of the option price (upon the exercise of a stock option) in cash, in Stock or in a combination of cash and Stock. A payment by a check acceptable to the Committee shall be treated as a payment in cash under this Plan.

9. LIFE OF OPTION

     Each stock option granted pursuant to this Plan shall be exercisable on or, if so provided in the option agreement which evidences such option, after the date the option is granted and shall expire automatically on the date the option is exercised in full or, if earlier, shall expire according to the terms of such option agreement; provided, however, the terms of each such option agreement shall make each stock option (to the extent not fully exercised) expire no later than on or before the first to occur of (1) the end of the three consecutive month period which immediately follows the last day (in his current period of employment) that the key employee is employed by the Company or its subsidiaries (or the end of such longer period as the Committee (subject to the rules in sec. 9(2) and sec. 9(3) in its discretion deems appropriate under the circumstances), (2) the date which is the tenth anniversary of the date the option is granted or (3) the date which is the fifth anniversary of the date the option is granted in the event that (a) the option is granted to a key employee who owns (after taking into account the attribution rules in sec. 424(d) of the Code) stock which possesses more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary and (b) the Committee intends that such option qualify as an incentive stock option. A transfer of employment from the Company to a subsidiary or from a subsidiary to the Company or between two subsidiaries shall not be treated as a termination of employment under this Plan.

10. DEATH OR DISABILITY

     In the event that the employment of a key employee by the Company or its subsidiaries terminates because he dies or becomes disabled (within the meaning of sec. 23(e)(3) of the Code), the three consecutive month period described in sec. 9(l) of this Plan automatically shall become a twelve consecutive month period.

11. NON-TRANSFERABILITY

     No stock option granted pursuant to this Plan shall be transferable by a key employee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable during the key employee's lifetime only by the key employee. The restriction on transfer described in this sec. 11 shall be incorporated in each option agreement.

12. SECURITIES REGISTRATION

     Each stock option agreement shall provide that, upon the receipt of shares of Stock pursuant to the exercise of a stock option granted under this Plan, the key employee shall, if so requested by the Company, hold such shares of Stock for investment and not with a view to resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written undertaking satisfactory to the Company to that effect. As for Stock issued pursuant to this Plan, the Company at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a key employee under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify any such Stock for an exemption under any such laws prior to the issuance of such Stock to a key employee; however, the Company shall have no obligation whatsoever to take any such action in connection with the transfer, resale or other disposition of such Stock by a key employee.

13. LIFE OF PLAN

     This Plan shall terminate on November 17, 2002 or, if earlier, on the date on which all of the Stock reserved under sec. 3 of this Plan has been issued as a result of the exercise of stock options granted pursuant to this Plan. No options to purchase Stock shall be granted under this Plan after the date the Plan terminates but, as for any stock options granted pursuant to this Plan which are outstanding on such date, the Committee and its full administrative powers shall survive (the termination of this Plan) until all such options have been exercised in full or otherwise have expired.

14. ADJUSTMENT

     The number of shares of Stock available for the granting of options under sec. 3 of this Plan and the number of shares of Stock subject to stock options granted pursuant to this Plan and the related option price shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of sec. 424(a) of the Code) the number of shares of Stock available for the granting of options under sec. 3 of this Plan and the number of shares of Stock covered by stock options granted under this Plan and the related option price in the event of any corporate transaction described in 424(a) of the Code which provides for the substitution or assumption of such options. If any adjustment under this sec. 14 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock available under this Plan and the number subject to any options granted pursuant to this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 14 by the Committee shall be conclusive and binding on all affected persons.

15. SALE OF MERGER OF THE COMPANY

     If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of stock options granted under this Plan, each option agreement at the direction and discretion of the Company's Board of Directors may be cancelled unilaterally by the Company if (1) any restrictions on the exercise of a stock option are waived before the stock option agreement is cancelled such that the key employee has the opportunity to exercise the option in full before such cancellation, (2) the Company transfers to the key employee shares of Stock, the number of which shall be determined by the Company by dividing the excess of (a) the fair market value of the number of shares which remain subject to the exercise of such option as of any date over the total option price for such shares by (b) the fair market value of a share of Stock on such date, which number shall be rounded down to the nearest whole number, or (3) the Company transfers to a key employee the same consideration which the key employee otherwise would receive as a shareholder of the Company in connection with such sale or other corporate transaction if he held the number of shares of Stock which would have been transferrable to him under sec. 15(2) if such number had been determined immediately before such sale or other corporate transaction.

16. AMENDMENT OR TERMINATION

     This Plan may be amended by the Company's Board of Directors from time to time to the extent that such Board of Directors deems necessary or appropriate in light of, and consistent with, the provisions of sec. 422 of the Code; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of shares of Stock available under sec. 3 for granting stock options, (2) to extend the maximum life of the Plan under sec. 13 or the maximum life of an option under sec. 9,
(3) to decrease the minimum option price under sec. 8, (4) to change the class of employees eligible for stock options under sec. 6 or to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in this Plan or
(5) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to a key employee under this Plan. The Company's Board of Directors also may suspend the granting of stock options pursuant to this Plan at any time and may terminate this Plan at any time; provided, however, the Board of Directors shall not have the right to modify, amend or cancel any stock option granted before such suspension or termination unless (1) the key employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in sec. 15 of this Plan.

17. MISCELLANEOUS

     The headings to sections in this Plan have been included for convenience of reference only. The masculine pronoun shall include the feminine and the singular the plural whenever appropriate.

                                                                       EXHIBIT B

                            JOHN H. HARLAND COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN
                      (AS AMENDED THROUGH APRIL 26, 1996)

1. PURPOSE

     This document amends and restates the John H. Harland Company Employee Stock Purchase Plan (the "Plan") effective for offerings beginning on or after April 1, 1996. The Plan is intended as an incentive and to encourage stock ownership by all employees of John H. Harland Company (the "Company") and (subject to the conditions hereinafter set forth) of its Subsidiaries, so that they may acquire or increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ of the Company and its Subsidiaries. It is further intended that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986 (the "Code"). However, this Plan is not intended to constitute a plan described in Section 401 of the Code or to constitute an "employee benefit plan" as described in the Employee Retirement Income Security Act of 1974, as amended.

     As used herein, the term "Subsidiary" shall include each corporation that the Committee may designate from time to time as eligible to participate in this Plan; provided such corporation as of the applicable Offering Date is a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, with each of the corporations in such chain other than the last corporation owning stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2. ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). The Committee shall consist of not less than three members of the Board. Each member must be a "disinterested person" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor to such rule ("Rule 16b-3"). The Board may from time to time remove members from, or add eligible individuals as members to, the Committee who are "disinterested persons" under Rule 16b-3. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Minutes of all meetings shall be made and preserved. A majority of the Committee shall control its actions at any meeting.

     The Committee shall have the power to delegate the duty to perform recordkeeping, and such other administrative functions as the Committee deems appropriate under the circumstances, to an officer of the Company, a third party administrator (a "Third Party Administrator") or to any other person or entity. Any person or entity to whom the duty to perform an administrative function is delegated shall act on behalf of and shall be responsible to the Committee for such function.

3. ELIGIBILITY

     Any employee, as defined below, of the Company or any Subsidiary of the Company shall be eligible to participate in the Plan on an Offering Date.

     The term "employee" shall have the same meaning as the term "employee" as defined by Section 3401(c) of the Code and shall include officers and directors who are also employees but shall exclude individuals whose customary employment is for not more than twenty hours per week or for not more than five months in any calendar year.

     Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an option:

          (i) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, of any parent corporation of the Company or of any subsidiary, determinations of employee stock ownership being made for this purpose in accordance with Section 423(b)(3) of the Code; or

          (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company, of any parent corporations of the Company and of any subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such stock option would be outstanding at any time, within the meaning of Section 423(b)(8) of the Code.

4. COMMON STOCK

     The stock to be sold to participants under the Plan (the "Common Stock") shall be $1 par value common stock of the Company and may, at the election of the Company, be either treasury stock or stock originally issued for such purpose. The maximum number of shares of Common Stock which shall be made available for sale under the Plan during all offerings under the Plan shall be 4,350,000 shares subject to adjustment upon changes in capitalization of the Company as provided in paragraph 16.

     The participant will have no interest in Common Stock covered by his or her option until such option has been exercised.

     Any shares which are subject to sale pursuant to an option granted under the Plan but which are not purchased on the Termination Date of the related offering shall again become available for sale pursuant to options granted under the Plan.

5. OFFERING DATES

     The Plan will be implemented by a continuous series of offerings, each of which shall commence on the first business day of a calendar quarter (the "Offering Date") and shall terminate on the last business day of such quarter (the "Termination Date").

     No offering shall be made if in the opinion of the Committee the Common Stock made available under the Plan has been so substantially exhausted as to make an offering to all eligible employees impractical under the Plan.

6. PARTICIPATION

     An eligible employee may become a participant by properly completing and filing with his or her employer an authorization for payroll deductions to purchase shares of Common Stock on the form approved by the Committee or its delegate.

     Payroll deductions shall become effective on the first Offering Date after a participant has filed his or her authorization and shall terminate upon the earlier to occur of (a) the participant's written request to cease payroll deductions or terminate participation in the Plan as described in paragraph 11 or (b) the participant's failure to satisfy the eligibility requirements described in paragraph 3.

7. PAYROLL DEDUCTIONS

     At the time a participant files his or her authorization for a payroll deduction, he or she shall elect to have deductions made from his or her Annualized Cash Compensation, as hereinafter defined, on each payday during the time he or she is a participant in an offering at the annual rate of from 3 to 20% (in whole number percentage increments only) of his or her Annualized Cash Compensation.

     The term "Annualized Cash Compensation" shall mean the participant's current annualized cash compensation from the Company or any Subsidiary, including overtime, bonuses, commissions and other cash incentives and any pre-tax deferrals under the Company's or any Subsidiary's employee benefit plans.

     All payroll deductions made for a participant shall be credited to the bookkeeping account (the "payroll account") maintained for such participant by the Company or a Subsidiary. A participant may not make any contributions under the Plan other than by payroll deduction.

     A participant may cease payroll deductions during an offering as provided in paragraph 11, but no other change can be made during an offering and, specifically, a participant may not otherwise alter the rate of his or her payroll deduction for that offering.

     A participant may change the amount of his or her payroll deductions for any future offering by filing a new authorization with his or her employer in accordance with this paragraph prior to commencement of the offering.

8. GRANTING OF OPTION

     On each Offering Date, each participant shall be granted an option to purchase the number of full and partial shares of Common Stock equal to the quotient obtained by dividing $6250 by the fair market value of a share of Common Stock as determined below as of the Offering Date. However, if the number of shares of Common Stock available for purchase under the Plan is insufficient to grant to each participant an option to purchase the maximum number of shares determined under the preceding sentence or if on the Termination Date the number of shares available for purchase is insufficient to permit each participant to purchase such maximum number of shares, then each option shall be reduced to equal the total number of available shares multiplied by a fraction the numerator of which is such participant's Annualized Cash Compensation and the denominator of which is the total Annualized Cash Compensation of all participants.

     The option price of each share of Common Stock for a particular offering shall be the lower of:

          (i) 85% of the fair market value per share of the Common Stock on the Offering Date of such offering, or

          (ii) 85% of the fair market value per share of the Common Stock on the Termination Date of such offering.

     The fair market value per share shall be (a) the mean of the highest and lowest quoted selling prices of a share of Common Stock on the New York Stock Exchange on the applicable valuation date as reported by The Wall Street Journal or, if the Common Stock is no longer traded on The New York Stock Exchange, under the quotation system under which such prices are reported or, if The Wall Street Journal no longer reports such prices, the mean of such prices as reported by a newspaper or trade journal selected by the Committee, or, if no such prices are available on such date, (b) the mean of the highest and lowest selling prices of a share of Common Stock as so reported or quoted in accordance with clause (a) above for the immediately preceding business day, or, if no newspaper or trade journal reports such prices or if no such price quotations are available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Common Stock might change hands through a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

9. EXERCISE OF OPTION

     A participant's option will be exercised automatically for him or her on the Termination Date for the purchase of as many full and partial shares of Common Stock subject to the option granted to him or her (determined in accordance with paragraph 8) as the accumulated payroll deductions in his or her payroll account at that time will purchase at the option price for such offering.

     The amount credited to a participant's payroll account in excess of that which will purchase the number of shares for which his or her option was granted shall be paid over to the participant (without interest) as soon as practicable following the Termination Date for the offering period.

10. DELIVERY

     As promptly as practicable after each Termination Date, any Common Stock purchased upon the exercise of a participant's option will be registered in the name of the participant or, if the participant so directs, in the names of the participant and one such other person as may be designated by the participant as joint tenants with rights of survivorship, but no certificates will be issued until requested by the participant or as required under paragraph 11. A bookkeeping account will be maintained for each Participant (the "stock account"), which may consist of one or more accounts to record his or her shares purchased under the Plan. Statements shall be provided to each participant showing the shares purchased for his or her stock account and such other information as the Committee or its delegate deems appropriate to satisfy any reporting obligations under the Plan.

     A participant will be a fully vested, beneficial owner of all shares of Common Stock registered to him or her (or to him or her and another person as permitted under this paragraph) under the Plan.

     Proxy material, meeting announcements, tender offer materials and other communications distributed to holders of Common Stock will be distributed to participants with respect to their shares purchased under this Plan in the same manner and at the same time as such materials are distributed to other holders of Common Stock while they remain the registered owners of such shares.

     A participant at any time may request that certificates be issued to him or her with respect to any number of whole shares credited to his or her stock account. No fees will be charged to the participant for such certificates.

     If a Third Party Administrator that maintains the stock account for a participant also provides brokerage services, the participant may request that the Third Party Administrator arrange for the sale of any whole shares of Common Stock registered to him or her under the Plan; provided, all transaction costs of such sale will be paid by the participant.

11. CESSATION OF PAYROLL DEDUCTIONS AND TERMINATION OF EMPLOYMENT

     A participant may cease payroll deductions at any time during an offering by giving written notice to his or her employer. A participant who ceases payroll deductions during any offering shall not be allowed to resume payroll deductions during such offering but may recommence participation in any succeeding offering for which he or she is otherwise eligible in accordance with paragraph 3 if he or she files with his or her employer an authorization for payroll deductions in accordance with paragraph 7.

     Upon termination of a participant's employment with the Company and all Subsidiaries for any reason, including retirement or death, he or she shall immediately cease to be a participant, any option which he or she may have been granted under the Plan shall immediately expire and shall not be exercised, and the payroll deductions credited to his or her payroll account will be returned to him or her within 30 days after the effective date of the termination (without interest), or, in the case of his or her death, to the personal representative of his or her estate. Certificates representing the whole shares of Common Stock credited to the participant's stock account and a check for the value of any partial shares will be issued to the participant. In the event of the participant's death prior to the issuance of such certificates, the shares shall be issued to the personal representative of the participant's estate or if the shares were registered to the participant and another person as joint tenants, to the surviving joint tenant or if both the participant and the joint tenant are deceased, to the personal representative of the estate of the last to die. If a Third Party Administrator that maintains the stock account for the participant also provides brokerage services and if so requested by the participant within 60 days of the termination, the Third Party Administrator will arrange for the sale of the whole shares credited to the participant's stock account and issue a check to the participant for the value of any partial shares credited to his or her stock account and the proceeds of the sale of whole shares less any transaction costs of the sale.

12. DIVIDENDS

     Any dividend with respect to the shares of Common Stock credited to a participant's stock account under the Plan will be paid to the participant to the extent such dividend is paid in cash or credited to his or her stock account to the extent such dividend is paid in Common Stock. However, upon the participant's written request, cash dividends will be reinvested in additional shares of Common Stock pursuant to the Company's dividend reinvestment plan.

13. TRANSFERABILITY

     Neither payroll deductions credited to a participant's payroll account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to cease payroll deductions during the offering in accordance with paragraph 11.

14. USE OF FUNDS

     All payroll deductions received or held by the Company (or by any Subsidiary as agent for the Company) under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

15. CHANGES IN CAPITALIZATION

     The number of shares of Common Stock covered by each outstanding option and the price per share thereof in each such option and the number of shares of Common Stock issuable through options granted pursuant to the Plan for which options have not been granted shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a Common Stock dividend (but only such a payment with respect to the Common Stock of the Company) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. If any adjustment to the number of shares of Common Stock issuable through options granted pursuant to the Plan would create a fractional share, such fractional share shall be disregarded and the number of shares available under the Plan shall be the next lower number of whole shares, rounding all fractions downward.

16. SECURITIES REGISTRATION

     In the event that the Company shall deem it necessary to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933, then the Company shall take such action at its own expense before delivery of such shares. In the event the shares of Common Stock shall be listed on any national stock exchange at the time of the exercise of an option under the Plan, then whenever required, the Company shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.

17. AMENDMENT OR TERMINATION

     The Board may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant unless (a) each participant consents in writing to such amendment or
(b) the Board acting in good faith deems that such action is required under applicable law. No amendment may be made without prior written approval of the shareholders of the Company if such amendment would:

          (i) permit the sale of more shares of Common Stock than are authorized under paragraph 4 of the Plan;

          (ii) effect any change in the designation of eligible employees under paragraph 3 of the Plan;

          (iii) permit payroll deductions at a rate in excess of 20% of a participant's Annualized Cash Compensation; or

          (iv) be subject to shareholder approval under the laws of the State of Georgia or Rule 16b-3.

Finally, no provision of this Plan shall be amended more than once every 6 months if more frequent amendment of such provision would result in a loss of exemption under Rule 16b-3.

18. COMPLIANCE WITH RULE 16B-3

     All elections and transactions under the Plan by persons subject to Section 16 of the Securities Exchange Act of 1934 involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. To the extent that any provision of the Plan, the administrative guidelines or any action or omission with respect to the Plan (including any action by an eligible employee) does not satisfy the exemptive conditions under Rule 16b-3 or otherwise is inconsistent with Rule 16b-3, the provision, guidelines or action or omission shall be deemed null and void, as permitted by applicable law.

19. NOTICES

     All notices or other communications by a participant under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee or its delegate at the location, or by the person, designated by the Committee or its delegate for the receipt thereof.

20. EMPLOYMENT

     No offering under the Plan shall constitute an offer of employment, and no participation in an offering under this plan shall constitute an employment agreement. Any offering or participation in the Plan shall have no bearing whatsoever on the employment relationship between any employee and the Company or any of its Subsidiaries. No employee shall be induced to participate in the Plan by the expectation of employment or continued employment.

21. HEADINGS AND CONSTRUCTION

     The headings to paragraphs in the Plan have been included for convenience of reference only. The Plan shall be interpreted and construed in accordance with the laws of the State of Georgia.

                                [HARLAND LOGO]

                                [RECYCLE LOGO]
                          Printed on recycled paper

                                                                      EXHIBIT C


                            JOHN H. HARLAND COMPANY
                                     PROXY
  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 1996

    The undersigned hereby appoints ROBERT R. WOODSON, ROBERT J. AMMAN and VICTORIA P. WEYAND and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Common Stock of John H. Harland Company, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, April 26, 1996 at 10:00 a.m., at the High Museum of Art, Atlanta, Georgia, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting and any adjournment thereof.

    1. To elect five (5) directors:

   ROBERT R. WOODSON       JOHN J. MCMAHON JR.     FOR all nominees (except as marked to the         / /
                                                   contrary)
   ROBERT J. AMMAN         LARRY L. PRINCE         WITHHOLD AUTHORITY for all nominees listed        / /
   JUANITA POWELL BARANCO

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH NOMINEE'S NAME LISTED ABOVE.)

    2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent certified public accountants for the year ending December 31, 1996.

FOR  / /                AGAINST  / /            ABSTAIN  / /

              (Continued, and to be marked, dated and signed, on the other side)

                                                     (Continued from other side)

    3. To approve the Company's 1981 Incentive Stock Option Plan, as Extended, including amendments (a) to increase the number of shares of Common Stock authorized under the Option Plan from 1,185,955 to 2,685,955 shares and
       (b) to provide that options granted to a key employee in any calendar year not exceed 350,000 shares except for a one-time grant to the President and Chief Executive Officer not to exceed 1,000,000 shares provided that the option price for at least 666,666 shares exceeds fair market value on the date of grant.

FOR / /                 AGAINST / /             ABSTAIN / /

    4. To amend the Company's Employee Stock Purchase Plan to expand employee participation in the Purchase Plan and to allow the Compensation and Stock Option Committee of the Board the flexibility to determine which subsidiaries will be eligible to participate in the Purchase Plan.

FOR / /                 AGAINST / /             ABSTAIN / /

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED
            THE PROXY WILL BE VOTED "FOR" THE ABOVE STATED PROPOSALS

                                             Please sign and date below, and
                                             return this proxy immediately in
                                             the enclosed envelope, whether or
                                             not you plan to attend the annual
                                             meeting.

                                                     DATE            , 1996
                                                          -----------

                                             -----------------------------------

                                             -----------------------------------
                                             Please sign exactly as your name or
                                             names appear hereon. Where more
                                             than one owner is shown above, each
                                             should sign. When signing in a
                                             fiduciary or representative
                                             capacity, please give full title.
                                             If this proxy is submitted by a
                                             corporation, it should be executed
                                             in the full corporate name by a
                                             duly authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.